Exhibit 24(a)

                             Power of Attorney


      KNOW ALL MEN BY THESE PRESENTS,  that the undersigned Principal Executive

Executive Officer,  Principal Financial Officer,  Principal Accounting Officer,

officers  and / or  directors  of  UniSource  Energy  Corporation,  an  Arizona corporation,  which  corporation  proposes  to  file  with  the Securities  and

Exchange Commission an Annual Report  on Form 10-K  for the year ended December

31, 2001, under the Securities Exchange Act of 1934, as amended,  does each for himself and not for one another, hereby constitute and appoint Kevin P. Larson,

Vincent Nitido Jr. and Karen G. Kissinger and each of them, his true and lawful attorneys,  in  his name, place and stead,  to sign  his name  to said proposed

Annual Report on  Form 10-K  and any and  all amendments thereto,  and to cause the same to be filed with the  Securities  and  Exchange  Commission,  it being intended to grant and hereby granting to said attorneys, and each of them, full power  and  authority  to do and perform any act and thing necessary and proper to be done  in the  premise  as fully and  to all intents  and  purposes as the undersigned  could do if  personally present;  and each  of the undersigned for himself hereby  ratifies  and  confirms all that said attorneys,  or any one of them, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set their hand as of the 7th day of March, 2002.




 /s/ James S. Pignatelli                          /s/ Lawrence J. Aldrich
------------------------------                   ------------------------------
James S. Pignatelli                              Lawrence J. Aldrich, Director
Principal Executive Officer
and Chairman of the Board of
Directors



/s/ Kevin P. Larson                               /s/ Larry W. Bickle
------------------------------                   ------------------------------
Kevin P. Larson                                  Larry W. Bickle, Director
Principal Financial Officer




/s/ Karen G. Kissinger                            /s/ Elizabeth T. Bilby
------------------------------                   ------------------------------
Karen G. Kissinger                               Elizabeth T. Bilby, Director
Principal Accounting Officer



                                                  /s/ Harold W. Burlingame
                                                 ------------------------------
                                                 Harold W. Burlingame, Director




                                                  /s/ Jose L. Canchola
                                                 ------------------------------
                                                 Jose L. Canchola, Director




                                                  /s/ John L. Carter
                                                 ------------------------------
                                                 John L. Carter, Director




                                                  /s/ Daniel W.L. Fessler
                                                 ------------------------------
                                                 Daniel W.L. Fessler, Director




                                                  /s/ Kenneth Handy
                                                 ------------------------------
                                                 Kenneth Handy, Director




                                                  /s/ Warren Y. Jobe
                                                 ------------------------------
                                                 Waren Y. Jobe, Director




                                                  /s/ Martha R. Seger
                                                 ------------------------------
                                                 Martha R. Seger, Director




                                                  /s/ H. Wilson Sundt
                                                 ------------------------------
                                                 H. Wilson Sundt, Director